Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of January 10, 2013, is entered into among TORCHMARK CORPORATION, a Delaware corporation (the “Borrower”), TMK RE LTD., a Bermuda reinsurance corporation (“TMK”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

BACKGROUND

A. The Borrower, TMK, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 10, 2010 (as previously amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested the amendment to the Credit Agreement set forth below.

C. The undersigned Lenders and the Administrative Agent hereby agree to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, TMK, the undersigned Lenders and the Administrative Agent agree as follows:

1. AMENDMENT.

(a) The first two sentences of Section 2.02(a) of the Credit Agreement are amended in their entirety to read as follows:

Each Revolving Borrowing, each conversion of Revolving Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three (3) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the Business Day of any Borrowing of Base Rate Loans.

2. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) This Second Amendment has been duly authorized, executed and delivered by each of the Borrower and TMK. This Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrower and TMK, enforceable in accordance with their respective terms;

(b) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document (in each case treating this Second Amendment as a Loan Document), are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this Section 2(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; and

(c) no Default has occurred and is continuing.

3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders, the Borrower and TMK.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by, and construed in accordance with, the law of the state of New York, without reference to the conflicts of law principles thereof; provided that the Administrative Agent and each Lender shall retain all rights under federal law. This Second Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

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8. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

9. ENTIRE AGREEMENT. The credit agreement, as amended by this Second Amendment, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between the parties. There are no related unwritten oral agreements between the parties.

[signature pages follow]

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IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

TORCHMARK CORPORATION

By:	/s/ W. Michael Pressley
Name: W. Michael Pressley
Title: V.P. and Chief Investment Officer

TMK RE, LTD.

By:	/s/ W. Michael Pressley
Name: W. Michael Pressley
Title: President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ K. Hanke
Name: Karen Hanke Title: Director

Signature Page to Second Amendment to Credit Agreement (Torchmark)

BANK OF AMERICA, N.A.

By:	/s/ Jason Cassity
Name: Jason Cassity Title: Director

Signature Page to Second Amendment to Credit Agreement (Torchmark)

REGIONS BANK

By:	/s/ Rick Prewitt
Name: Rick Prewitt Title: Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

SUNTRUST BANK

By:	/s/ Douglas O’Bryan
Name: Douglas O’Bryan Title: Director

Signature Page to Second Amendment to Credit Agreement (Torchmark)

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Evan Glass
Name: Evan Glass Title: Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

COMERICA BANK

By:	/s/ Vontoba Terry
Name: Vontoba Terry Title: Assistant Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

KEYBANK NATIONAL ASSOCIATION

By:	/s/ James Cribbet
Name: James Cribbet Title: SVP

Signature Page to Second Amendment to Credit Agreement (Torchmark)

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Sarah Bryson
Name: Sarah Bryson Title: Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

COMPASS BANK (dba BBVA COMPASS)

By:	/s/ Ramon Garcia
Name: Ramon Garcia Title: Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

THE BANK OF NEW YORK MELLON

By:	/s/ Adim Offurum
Name: Adim Offurum Title: Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

BOKF, NA DBA Bank of Texas

By:	/s/ David K. Felan
Name: David K. Felan Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)

FIRST COMMERCIAL BANK, a Division of Synovus Bank

By:	/s/ W. Spencer Ragland
Name: W. Spencer Ragland Title: Director Corporate Banking

Signature Page to Second Amendment to Credit Agreement (Torchmark)

UMB BANK, N.A.

By:	/s/ David A. Proffitt
Name: David A. Proffitt Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement (Torchmark)